Exhibit 99-3

PART I - FINANCIAL INFORMATION

Item 1 - Financial statements

The following condensed financial statements are incorporated by reference to the Report to Shareholders for the quarter ended September 30, 1995.

        Consolidated Statement of Earnings, three months and nine months ended September 30, 1995 and 1994.

        Consolidated Balance Sheets as of September 30, 1995 and December 31, 1994.

        Consolidated Statements of Cash Flows, nine months ended September 30, 1995 and 1994.

The information furnished reflects all adjustments consisting of normally recurring accruals which are, in the opinion of management, necessary to a fair statement of the results for the interim period.

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                           MULTIMEDIA, INC. AND SUBSIDIARIES
                           CONSOLIDATED STATEMENTS OF EARNINGS

                   THREE MONTHS AND NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994
                                                             Three Months           Nine Months

(Unaudited)  (In thousands except per-share data)          1995       1994         1995     1994


Operating revenues:

   Newspapers                                           $ 40,382      37,196      118,737  108,297

   Broadcasting                                           37,340      33,216      112,552  100,071

   Cable                                                  44,308      40,912      129,758  124,114

   Entertainment                                          33,362      34,883      107,739  107,738

   Security                                                7,463       6,443       20,843   18,080

     Total operating revenues                            162,855     152,650      489,629  458,300

Operating costs and expenses:

   Production                                             60,212      53,242      186,208  162,121

   Selling, general and administrative                    38,380      39,040      118,148  115,719

   Depreciation                                            9,320       9,082       29,769   30,713

   Amortization                                            3,578       3,573       10,815   11,265

     Total operating costs and expenses                  111,490     104,937      344,940  319,818

     Operating profit                                     51,365      47,713      144,689  138,482

Interest expense                                          13,928      14,829       42,790   44,604

Other income (expense), net                                 (452)     19,115         (557)  21,292

     Earnings before income taxes and minority

       interest                                           36,985      51,999      101,342  115,170

Income taxes                                              15,348      21,580       42,057   47,796

Minority interest in subsidiaries' losses
       (income), net                                        (757)         50       (2,394)    (128)

     Net earnings                                       $ 20,880      30,469       56,891   67,246

Per share of common stock:

   Net earnings                                         $    .54         .80         1.47     1.76

   Cash dividends                                              -           -            -        -

Weighted average shares                                   39,025      38,285       38,824   38,282

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                           MULTIMEDIA, INC. AND SUBSIDIARIES

                               CONSOLIDATED BALANCE SHEETS

                           SEPTEMBER 30, 1995 AND DECEMBER 31, 1994

                                               September 30,  December 31,

(Unaudited)  (In thousands)                        1995          1994


ASSETS

Current assets:

   Cash and cash equivalents                   $   7,843         6,202

   Net trade accounts receivable                  90,041        93,426

   Inventories                                     7,276         4,643

   Deferred income tax benefits                   10,915         9,581

   Program rights                                 11,166         7,570

   Deferred program costs                          5,198        10,923

   Prepaid expenses and other                      7,471         6,795

     Total current assets                        139,910       139,140

Property , plant and equipment, at cost          615,626       558,749

   Less accumulated depreciation                 301,659       283,522

     Net property , plant and equipment          313,967       275,227

Intangible assets, net                           246,219       242,078

Other assets                                      30,817        27,533

                                               $ 730,913       683,978
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:

   Current installments of long-term debt      $  30,237        30,254

   Accounts payable                               19,595        24,512

   Accrued interest                               11,720         2,671

   Accrued payroll                                 7,821         8,386

   Accrued expenses                               39,494        38,148

   Income taxes payable                           12,289        10,202

   Program rights payable                         11,632         7,793

   Unearned income                                22,975        20,556

     Total current liabilities                   155,763       142,522

Long-term debt                                   508,301       542,303

Deferred income taxes                             57,391        54,090

Other liabilities                                  3,316         3,294

Minority interest                                 21,078        18,684

Stockholders' equity (deficit):

   Common stock                                    3,788         3,762

   Additional paid-in capital                    193,286       188,224

   Retained earnings (deficit)                  (212,010)     (268,901)

     Total stockholders' equity (deficit)        (14,936)      (76,915)

                                               $ 730,913       683,978

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                        MULTIMEDIA, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                  NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994



(Unaudited)  (In thousands)                                    1995         1994


Net cash provided by operating activities                    $127,852      139,583
Additions to property, plant and equipment                    (65,152)     (58,379)
Acquisitions of properties                                    (24,008)     (10,713)
Other                                                           2,489       20,067
   Net cash used for investing activities                     (86,671)     (49,025)
Addition (reduction) in revolving credit, net                  15,906      (48,168)
Long-term debt retired                                        (50,040)     (41,169)
Other                                                          (5,406)      (5,255)
   Net cash provided by (used for) financing activities       (39,540)     (94,592)
Increase (decrease) in cash and cash equivalents                1,641       (4,034)
Cash and cash equivalents, beginning of year                    6,202       11,034
Cash and cash equivalents, end of period                     $  7,843        7,000

NOTE: NET CASH PROVIDED BY OPERATING ACTIVITIES IS FURTHER
  ANALYZED AS FOLLOWS:

Operating profit plus depreciation and amortization
   and amortization of stock options:
   Newspapers                                                $ 41,643       35,362
   Broadcasting                                                53,670       38,957
   Cable                                                       66,106       62,972
   Entertainment                                               25,405       47,832
   Security                                                     7,050        6,753
   Corporate                                                   (8,379)      (8,789)
                                                              185,495      183,087
Interest expense less amortization of debt
   issue costs                                                (41,973)     (43,767)
Change in current assets and liabilities                       17,092       15,493
Other                                                         (32,762)     (15,230)
Net cash provided by operating activities                    $127,852      139,583
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     THREE MONTHS HIGHLIGHTS



(Unaudited)(In thousands)           1995        1994



REVENUES:

   Newspapers                   $  40,382     37,196

   Broadcasting                    37,340     33,216

   Cable                           44,308     40,912

   Entertainment                   33,362     34,883

   Security                         7,463      6,443

                                $ 162,855    152,650

OPERATING PROFITS:

   Newspapers                   $  13,871      10,283

   Broadcasting                    15,419      10,043

   Cable                           14,741      12,965

   Entertainment                    9,842      17,151

   Security                           235         885

   Corporate                       (2,743)     (3,614)

                                $  51,365      47,713

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